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                                                                  EXHIBIT 10.7.1

                         RESTATED FIRST AMENDMENT TO THE

                               SECURITY AGREEMENT

      This RESTATED FIRST AMENDMENT ("Amendment") is dated as of May 1, 2004, by and between WFS FINANCIAL INC, a California corporation ("Debtor"), and WESTERN FINANCIAL BANK, a federally chartered savings bank ("Secured Party"), and amends the original Security Agreement between Debtor and Secured Party dated March 7, 2003 (the "Agreement").

                                    RECITALS

      The Agreement is being amended as follows:

                                    AGREEMENT

      In consideration of the mutual promises set forth herein, and in reliance upon the recitals set forth above, the parties agree as follows:

      1. Section 1 GRANT OF SECURITY INTEREST of the Agreement is restated in its entirety to read as follows:

            "As security for the full and timely payment and performance of the "Secured Obligations" (as defined herein), the Debtor hereby grants to the Secured Party a continuing security interest in and lien upon any and all of the Debtor's right, title and interest (whether presently existing or hereafter arising) in and to the Collateral. As used herein, the term "Collateral" shall mean, any and all assets and properties, if any, pledged from time to time by the Debtor to Secured Party pursuant to any Loan Documents to secure all or a portion of the Obligations."

      2. Section 3.5 Collateralization of Principal of the Agreement is restated in its entirety to read as follows:

            "Without the prior consent of the Secured Party, the Debtor shall cause the book value of the Collateral to not be less than the outstanding Principal."

      3. Except as specifically amended herein, all terms of the Agreement shall remain in full force and effect.

      4. Capitalized terms not defined herein shall have the meanings as set forth in the Agreement.

      WHEREFORE, the undersigned have executed this Agreement on the date set forth below to be effective as of the date first set forth above.

WFS FINANCIAL INC                                WESTERN FINANCIAL BANK

__________________________                       _______________________________
J. Keith Palmer                                  Lee A. Whatcott,
Senior Vice President                            Senior Executive Vice President
and Treasurer                                    and Chief Financial Officer